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ROVI CORPORATION

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On April 16, 2015, representatives of Rovi Corporation (the “Company”) gave a presentation to representatives of Institutional Shareholder Services Inc. regarding the Company (the “ISS Presentation”). A copy of the ISS Presentation is filed herewith as Exhibit 1.

Exhibit 1

ISS Presentation

April 2015 Right Strategy and Board to Build Stockholder Value Confidential NASDAQ: ROVI

Disclaimer
All statements contained herein, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company’s behalf, that are not statements of historical fact, including but not limited to any description of the Company’s or its management’s future plans, objectives, or goals, constitute “forward-looking statements”
and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s estimates of future revenues, earnings, costs, investments and growth rates, business strategies, the Company’s plans to deliver its new products with the anticipated functionality and the Company’s assumptions and estimates relating to the discovery and monetization areas, the
Company’s ability to pay down its debt, whether markets materialize as anticipated and customer demand for the Company’s technologies and integrated offerings. The statements made by the Company in this document are based upon current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such factors are addressed in the Company’s Report on Form 10-K for the year ended December 31, 2014, and other documents as are filed with the Securities and Exchange Commission from time to time
(available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.
Important Additional Information and Where to Find It
Rovi's directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the 2015 Annual Meeting of Stockholders. Rovi has filed with the SEC and provided to its stockholders a definitive proxy statement and a BLUE proxy card in connection with such solicitation. ROVI STOCKHOLDERS ARE
STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS)
AND THE ACCOMPANYING BLUE PROXY CARD, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME
AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement (and amendments or supplements thereto) and the accompanying  BLUE proxy card, and any other relevant documents and other material filed by Rovi with the SEC, are or will be available for no charge at the SEC's website at www.sec.gov and at Rovi's website at http://
www.rovicorp.com. Copies may also be obtained free of charge by contacting Rovi by mail at 2830 De La Cruz Boulevard, Santa
Clara, California 95050 or by telephone at (818) 295-6800.

Non-GAAP Information
Rovi Corporation provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations.  Non-GAAP Cost of Revenue, Non-GAAP R&D, Non-GAAP SG&A. Non-
GAAP Operating Cost, Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Diluted Income Per Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with, GAAP. Non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP.
Non-GAAP Cost of Revenue is defined as GAAP cost of revenues excluding equity-based compensation and transition and integration expenses.
Non-GAAP R&D is defined as GAAP research and development expense excluding equity-based compensation and transaction, transition and integration expenses.
Non-GAAP SG&A is defined as GAAP selling, general and administrative expense and gain on sale of patents excluding equity-
based compensation, changes in the fair value of contingent consideration, transaction, transition and integration expenses.
Non-GAAP Operating Cost or Non-GAAP Spend is defined as GAAP Total Operating costs and expenses,  excluding equity-
based compensation, changes in the fair value of contingent consideration, amortization of intangible assets, depreciation, restructuring and asset impairment charges and transaction, transition and integration expenses.
Adjusted EBITDA (or Adjusted EBITDA Margin)  is defined as GAAP operating income from continuing operations adding back non-cash items (such as equity-based compensation, amortization of intangibles, depreciation and asset impairment charges) and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as changes in the fair value of contingent consideration, transaction, transition, integration and restructuring costs).
Non-GAAP Net Income is defined as GAAP income from continuing operations, net of tax, adding back adding back non-cash items other than depreciation (such as equity-based compensation, amortization of intangibles, asset impairment charges, amortization or write-off of debt issuance costs, non-cash interest expense recorded on convertible debt under ASC 470-20, mark-
to-market fair value adjustments for interest rate swaps and discrete tax items including reserves, and gains from the release of
Sonic payroll tax withholding liabilities related to a stock option review) and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as changes in the fair value of contingent consideration, transaction, transition, integration and restructuring costs, payments to note holders and expenses in connection with the early redemption or modification of debt, and gains on sales of strategic investments).
Non-GAAP Diluted Income Per Share (or Non-GAAP EPS) is calculated using Non-GAAP Net Income.

Use and Limitations of Non-GAAP Information
The Company's management has evaluated and made operating decisions about its business operations primarily based upon
Non-GAAP Net Income, Adjusted EBITDA and Non-GAAP Diluted Income Per Common Share. Management uses Non-GAAP
Net Income and Non-GAAP Diluted Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Non-
GAAP financial measures along with GAAP measures. For each such Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since the Company does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses.
Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by the Company. Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses. Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.

Use and Limitations of Non-GAAP Information (cont’d)
Management is using these Non-GAAP measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin. Further, Non-GAAP financial information helps management track actual performance relative to financial targets. Making Non-GAAP financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.  Management recognizes that the use of Non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Non-GAAP financial information. Because other companies, including companies similar to Rovi
Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Non-GAAP measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing
Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical and Non-GAAP results of operations are provided in the Appendix to this presentation.
GAAP Financial Results most directly comparable to the Non-GAAP measures used in this presentation
Operating Income for the year ended December 31, 2014:  $83.7 million
Total Operating Costs and Expenses for the years ended December 31, 2014, 2013, 2012, 2011:  $458.6 million, $454.1 million,
$461.7 million, $487.0 million

DISCOVERY
CLOUD PLATFORM
GUIDES
ADVANCED S&R
METADATA
MONETIZATION
ANALYTICS
DATA MANAGEMENT
RETURN PATH DATA
ADVERTISING
INVENTIONS → PATENTS → INFLUENCE
INTELLECTUAL PROPERTY

What is Rovi
Rovi’s mission is built on an IP foundation and core pillars
MISSION:
Power content discovery and
personalization through Rovi technology
and IP, using data and analytics to monetize
interactions across all entertainment platforms

Executive Summary
Rovi’s seasoned Board has made the changes necessary to enhance stockholder value
Rovi serves complicated markets; disruption of our strategy needlessly risks our ability to execute
We are committed to strategic augmentation of our Board and continue to evaluate potential additions
Engaged Capital’s slate of directors does not provide strategic expertise or a pedigree of success in our opinion
This Board has kept Rovi’s intellectual property portfolio fresh and positioned the company for new commercial opportunities in discovery and monetization
Reset strategy, disposed of non-core businesses, redefined acquisition strategy and approved right-sized strategic acquisitions and removed costs from the business structure
Brought in new management team and restructured organization into business groups to enhance innovation and accountability
Big Four renewals are imminent and require total focus
New product investments are strategic; opportunity for early mover advantage should not be squandered – we expect these new products will begin demonstrating value over next 12 plus months
Board recently added key analytics and technology leadership with appointment of Steve Lucas
Actively working with a national search firm to identify strong candidates with significant value-added Service Provider experience and contacts
Engaged Capital’s slate does not have any director candidates that we believe provide additional leadership in areas of strategic focus
Underwhelming track record provides us with no confidence that there will be accretive value from any of their candidates

Rovi’s Board rebuilt the Company’s foundation
Launched initiatives to
optimize cost structure and
enhance discipline and
accountability throughout
the organization
Deep strategic review to
realign to core strengths
and largest opportunities
Installed new management
team with mandate to
orchestrate a turnaround

Rovi’s Organization And Strategy Have Been Transformed
Since 2012
Conducted strategic review and realigned core product portfolio around a focused vision and mission
• Sold seven non-core businesses and conducted product-by-product reviews and rationalized underperforming and non-core products
• Achieved over $100 million cost savings as part of deliberate, but growth-oriented, cost rationalization strategy
• Determined that focused, combined Intellectual Property (“IP”)/Product strategy was synergistic and provided greater benefits than separating the businesses
Retooled acquisition strategy to emphasize discipline, accountability and success
• Spent $118 million on three strategic product acquisitions and one key patent acquisition
Broadly enhanced talent pool to execute strategic vision
• Assembled an entirely new senior leadership team
Restructured debt and reinforced balance sheet
• Refinanced over $1.36 billion of debt
Committed to appropriately and responsibly returning capital to stockholders
• Since 2012, repurchased ~$530 million of common stock (23% of 12/31/11 shares outstanding)
Maintaining industry leading 40%+ Adjusted EBITDA margins
• While investing for long-term accelerating growth by addressing key secular themes to solve customers’ next-gen challenges
New management accepted the Board’s mandate, diagnosed Rovi’s weaknesses, identified opportunities and put a strategy into place

82%
69%
52%
52%
32%
Jul-12
Jun-13
May-14
Apr-15
ROVI
NASDAQ
IP and DaaS Comps
S&P 500
2015 Proxy Comps

15.0x
13.0x
11.0x
9.0x
7.0x
5.0x
3.0x
177%
Jul-12
Jun-13
May-14
Apr-15

100%
11%
67%
22%
50%
50%
Jul-12
Dec-13
Apr-15
Buy
Hold
Sell

164
46
118
178
50
128
12/31/2012
12/31/2014
Recurring revenues
Pre-paid

$202
$227
FY2012
FY2014

Eliminating non-core spend
While investing in core strategic areas of focus
$297
$102
$75
$38
$22
$330
2011 spend 3
Savings initiatives
Discovery, Data & Analytics
Licensing
Infrastructure
2016 est. spend

As a Result, Rovi is Operating from a Position of Strength
and Stability
Significant rally since reset Valuation multiple expansion
Source: FactSet as of April 9, 2015. Household information is based on estimated 2014 data provided by SNL Kagan and Screen Digest in December 2014.  Rovi subscriber information is based on Rovi internal estimates as of December 2014.
2015 proxy comps include CommVault, Compuware, comScore, Concur, Conversant, Digital River, Dolby, DreamWorks, FactSet, Fortinet, Harmonic, Informatica, MicroStrategy, Monster
Worldwide, Pegasystems, Progress Software, Rocket Fuel, Splunk, TIBCO, TiVo, and WebMD.
IP and Data-as-a-Service (“DaaS”) comps include Dolby, Tessera, Technicolor SA, TiVo, RPX Corporation, Kudelski SA, Unwired Planet, Experian PLC, FactSet, Acxiom, and NeuStar
1 Based on consensus estimates for next-twelve-months EPS.
2 Excludes Analog Copy Protection, VCR Plus+ and End-of-Life products (Media Recognition and Connected Platform).
3 Includes Non-GAAP cost of good sold, research and development and selling, general and administrative expenses of the Company’s continuing operations.
Strong product revenue trajectory Growth in licensed households
(In millions)
Actively managing costs
Improved analyst outlook
Indexed stock price performance NTM P / E 1 Analyst ratings over time
Licensed Pay-TV subscribers Core product revenue 2
Growth in
multiple
($ in millions)
($ in millions)
Maintained industry leading 40%+  Adj. EBITDA margins through our transformation and new product investment

Today, Rovi is an Integrated, Synergistic Platform
Compelling integrated
product offering
delivering metadata,
discovery, search and
recommendations, and
analytics solutions
Large and growing
portfolio of 5,000+
patents and application
s worldwide
Each part of the business drives the other areas; and each is necessary for success in the current landscape
Intellectual Property
Discovery Guides
Metadata
Search & Rec
Analytics
Connected synergistic
platform that drives our
continued success and
growth

Global bandwidth cost trends[1]
'99
$ per Mbps
'99 – '13 CAGR (27%)
'13

Video-enabled devices (BN)[2]
~11% CAGR
6.6
11.3
2013
2018E

The World is Becoming More Complicated for Rovi’s
Customers, Making our Mission Clear
Rovi’s focus on innovation has positioned it at the intersection of powerful trends
…while content options have
exponentially increased
…enabling a multitude of ways to
connect and consume media…
Connecting is cheaper
than ever…
1 Mary Meeker’s Internet Trends 2014.
2 IHS: TV Technology Intelligence, Q3-2014, TV Systems Intelligence, Q4-2014, Broadband Technology Intelligence Q4-2014, Mobile Media Intelligence, Q4-2014, Broadband Media
Intelligence, Q4-2014; Strategy Analytics: Global Tablet Install Base Report, Q3-2014, Global Smartphone Install Base Report, Q3-2014; MRG /SNL Kagan, WW Connected Devices
Report, Q2-2014; Dataxis, Q4-2014. Viewership per Nielsen Cross Platform Study September 2014.
…driving a proliferation of
connected devices…
Advanced S&R, Conversational Interfaces capabilities
Upgrading Classic Guides
Upgrading next-gen guides and Fan TV
Knowledge Graph, dynamic and contextual metadata
Service provider and third-party data analytics
Data warehouse and data marts
Hyper-personalized S&R, guidance
Analytics-driven audience targeting – Ad Optimizer;
Promo Optimizer; Operator Insights
Predictive analytics in S&R and monetization products
Return-path data from Rovi guides’ footprint
Capitalize on our early investment in cloud
infrastructure and technology and to develop
and deploy our new products
Leverage market leading businesses (classic
guides, metadata, IP) to drive investment in
next-gen solutions; including cloud services,
conversational search, and Fan TV
Continue to invest and scale recent acquisitions;
Fan TV, Veveo, and Integral Reach
International expansion: potential customers
include service providers, advertisers and
networks
Discovery
Big Cloud Data
Engagement
Personalization
Emerging industry trends Rovi’s advantage Positioned for double-digit growth

Our Transformation has Created Significant Commercial
Opportunities
CORE INTELLECTUAL CORE INTELLECTUAL
PROPERTY BUSINESS PROPERTY BUSINESS
ADVERTISING ADVERTISING
TRADITIONAL TRADITIONAL
GUIDES GUIDES
CLOUD DISCOVERY CLOUD DISCOVERY
ADVANCED SEARCH ADVANCED SEARCH
& RECOMMENDATION & RECOMMENDATION
METADATA METADATA
BIG 4 BIG 4
INTELLECTUAL INTELLECTUAL
PROPERTY PROPERTY
RENEWALS RENEWALS
Second Screen Second Screen
International International
DATA & ANALYTICS DATA & ANALYTICS
EXPANDED POSITION EXPANDED POSITION
THROUGH CROSS THROUGH CROSS
PLATFORM PLATFORM
MEASUREMENT & MEASUREMENT &
MONETIZATION MONETIZATION
Product
Evolve discovery products into modern, cloud-enabled, industry leading products
Invest to take a leadership position in the massive entertainment and Internet analytics marketplace
Intellectual Property
Near-term opportunity to substantially grow revenue via Big 4 IP renewals
Longer term opportunity to increase ARPU on rising second-
screen/mobile use case
Expanding IP Assertion team to extend IP rights to new technologies and territories outside of North America
Enormous near and long-term opportunities to grow Product and IP businesses

Product Strategy – Optimize, Invest, Grow
Rovi’s Mission Strategic Plan – Optimize, Invest, Grow
Provide the most efficient, end-to-
end modular solutions to aid
elegant,  advanced content
discovery experiences on multiple
screens
Optimize: Enhance and manage embedded guides (new HD user
experience, S&R and data collection)
Invest: Integrate Rovi Cloud with Rovi S&R, conversational interfaces and
Fan TV into a set of harmonized offerings
Grow: Expand to international  markets with cloud discovery solutions
Be the market leader of voice-
based user-interface solutions
across the entertainment
ecosystem
Optimize: Modular API implementations for natural language processing
Invest: Multiple technology relationships in automatic speech recognition, devices, remote controls
Grow: International language support; expand to adjacent markets –
home automation
Power entertainment discovery
with advanced metadata and
next-gen semantic search and
personalized recommendations
delivered via scalable cloud-
based API solutions for any
screen
Optimize: Execute on insertion strategies for Tier 1 customers; complete operational optimization and improvement efforts
Invest: API support to scale for multiple devices and business models;
language support for international markets
Grow: Accelerate replacement and upgrade cycles with Knowledge
Graph features; develop localized solutions
Enable media companies to
leverage datasets and predictive
analytics to understand, analyze
and monetize their cross-platform
audiences
Optimize: Convert existing pilot customers to term agreements
Invest: Deliver subscriber analytics solution and other new solutions;
expand data collection from Rovi guides deployed footprint
Grow: Expand offerings into cross-platform media consumption and matched data; geographic and segment expansion opportunities
Advanced Search &
Recommendation
Metadata
Discovery
and Guides
Analytics
Rovi’s Core Products

Fanhattan

Cablefax Tech Awards

Time Warner Cable

entone

evolution

Roku

veveo

dish

telenor

Canal Digital

CABLEVISION

DIRECTV

ROGERS

PANDORA

COMCAST

SAMSUNG

horizon media

A&E

MEDIACOM

Momentum in Next-Gen Products
Next-Gen Products Significant wins to-date with key customers
Analytics
Cloud Platform
Fan TV won the Cablefax Tech Award in the overall tech innovation vendor category
Fan TV Connected Guide deployed at Time Warner Cable
Entone, Evolution
and Roku selected Rovi’s cloud platform to power their connected guides
Dish is Rovi’s first combined Spoken-Voice Interface and Advanced Search and
Recommendation customer
Cablevision, DirecTV and Telenor / Canal Digital Kabel use Rovi’s Advanced Search
and Recommendation services
Rogers uses Rovi's Advanced Search services
A&E Networks
and Horizon Media
selected Rovi Ad Optimizer to enable data-driven
audience targeting for digital advertisers
Mediacom to license Rovi Operator Insights, Rovi Ad Optimizer and Rovi Subscriber
Analytics, to more efficiently utilize its available ad inventory and negotiate programming agreements
Nearly a dozen customers either in an initial trial or a comprehensive deployment
Connected Guides
Advanced Search &
Recommendation
Metadata
Pandora selected Rovi Music for deeper coverage of digital-only content and higher-quality images
Comcast and Samsung selected Rovi’s TV, Movie and Celebrity metadata and images for their platforms
Facebook selected Rovi’s TV, Movie and Celebrity metadata and images

Our Connected Platform Creates Significant Synergies
Our product development efforts are essential to ensure the longevity and commercial viability of our patent pool
Ongoing research and development extends the useful life of our patent pool, enhances its diversity and use case applicability and is the foundation for our next-gen products
Our IP is developed by our product development teams, who are challenged and incentivized to submit invention disclosures
Ensures that our IP portfolio stays evergreen and has real-world applicability
Our licensing and product sales efforts are complementary
Licensing sales efforts lead to significant product sales, while product sales aid in licensing negotiations (e.g. CE device manufacturers)
Allows for a more efficient, unified sales effort (sales teams focused on customers, call in supporting expertise)
IP / Product synergies
Intellectual Property
Discovery
Guides
Metadata
Search
& Rec
Analytics
Product / Product synergies
Our products are connected and can be delivered as a suite, or as best-of-
breed point solutions
We’re the only provider to offer a unified suite of Metadata, Personalized
Search, Recommendations and Natural-Language Conversation Services
Our current product suite drives our growth product opportunities
The challenges our current customers face inform our new product investment decisions
The data and footprint from our current products create the platform for our growth products
–
Approximately 19MM household footprint generates valuable data that drives analytics business opportunity
Investments in our cloud platform are improving the accessibility and flexibility of all of our services (Fan TV guides, Advanced S&R, Metadata via API, etc.)
Our Metadata product also powers our classic set-top box guides, as well as our next-gen discovery solutions

The recognized destination for licensable inventions in Media & Entertainment discovery
IP Strategy – Incubate, Extend, Monetize
Built from 25+ years of continuous innovation
Extensive coverage for today’s TV experience, including
guidance, search and recommendations, DVR, VOD, second
screen and other interactive technologies
Platform & technology independent
Integrated portfolio not reliant on few key patents
Long-term protection
Supplemented with selective and strategic acquisitions of
third-party patents
Traditional Platforms: STB & TV
– 14 of the Top 15 Pay-TV providers in US & Canada
– #1 and/or #2 Pay-TV providers in Australia, France,
Germany, Italy, Japan, Korea, Portugal, Switzerland, United
Kingdom
– 7 of Top 9 WW CE manufacturers
Newer Platforms: Mobile, TVE, OTT
– 10 of Top 15 Pay-TV providers in US & Canada
–
Many of the leading OTT providers including Apple,
Google and Hulu
Relevance and value recognized by leading companies
5,000+ issued patents and pending applications U.S. Discovery Patent Portfolio
Total U.S. Discovery Patents and Applications
Approximately a $300 million annual revenue business
Source: Service Provider information is based on estimates provided by Data Axis and IHS in December 2014. CE Manufacturer information is based on estimates provided by Display Search in December 2014. Excludes Chinese manufacturers.
GUIDE
SEARCH & RECOMMENDATIONS
DVR
VOD
SECOND-SCREEN
INTERACTIVE APPLICATIONS
MULTI-SOURCE
RECORDING
STORAGE
RESOLUTION
PROMOTIONS
DISCOVERY
SERIES
DATA
SOCIAL
REMINDERS
BROWSE
LIST
REMOTE
ADS
LOOKBACK
CATEGORY
OPTIONS
DIRECTORY
OVERLAYS
TVE
WHOLE-HOME
GUIDANCE
USER
CHANNEL
PROFILES
TARGETED
VIDEO
METADATA
MEDIA
STREAMING
ANALYTICS
APPLICATIONS
BUFFER
CLOUD
COMMERCE
CONFLICTS
CONTEXTUAL DOWNLOAD
EPISODES
FAVORITES
LINEAR
LIVE
MULTI-SCREEN
MULTI-TUNER
NETWORK
ORDERING
PARENTAL CONTROLS
PERSONALIZED
PLACESHIFTING
PLAYLISTS
POPULARITY
PREVIEWS
PURCHASE
REAL-TIME
RENT
SUBSCRIPTION
TRANSFER
UI
VIEWING HISTORY
VOICE
Extensive coverage for key aspects of leading Discovery solutions

Four largest U.S. Pay-TV operators have ~70M
subscribers
Rovi presently recognizes revenue from <50% of these
subscribers
Current agreements were negotiated >10 years ago
Rovi’s patent portfolio has grown significantly in size
and relevance over that period
– >2x growth in overall US portfolio
– >3x growth in issued patents
Pay-TV business has expanded significantly over that
period
– Digital subscribers, ARPU, DVR penetration, VOD
usage, second-screen availability
Extensive preparations and investments made by Rovi
over the past several years
IP Licensing: “Big 4” Renewals
IP Strategy – Incubate, Extend, Monetize (cont.)
Well positioned to successfully execute on significant renewal opportunity
U.S. Big 4 Pay-TV Operators
1
2004 2014
U.S. Digital Subscribers
(’000s)
38,306 65,633
STBs/HH 1.8 3.0
DVR Subscribers
(’000s)
4,784 40,338
DVR Penetration 12.5% 61.5%
DVR Revenues
($M)
$415 $7,487
VOD Penetration 22.9% 65.3%
Second Screen No Yes
Monthly ARPU $54.63 $88.85
Since our major agreements 10+ years ago,
Pay-TV has expanded dramatically
1 Big 4 Pay TV Operators consist of Comcast, DirecTV, DISH, and Time Warner Cable. Information on subscribers (each of US Digital and DVR) and STBs/HHs provided by IHS, 2014. DVR and VOD Penetration rates calculated based upon aggregate of DVR subscribers or Big 4 VOD enabled homes over aggregated digital subscribers, as applicable. DVR Revenue estimate based on DVR list price for each Big 4provider multiplied by DVR subscribers reported by IHS. Monthly ARPU is subscriber-weighted average of monthly digital ARPU reported for each Big 4 as provided by IHS, 2014.

Eliminating non-core spend
While investing in core strategic areas of focus
$297
$102
$75
$38
$22
$330
2011 spend 3
Savings initiatives
Discovery, Data & Analytics
Licensing
Infrastructure
2015 est. spend

Actively Managing Costs While Capitalizing on Growth
Opportunities
Significant cost savings realized…
1 Growth Products include Fan TV, Cloud Platform, S&R, Metadata and Analytics.
2 Mature Products include STB guides.
3 Includes Non-GAAP cost of good sold, research and development and selling, general and administrative expenses of the Company’s continuing operations.
($ in millions)
Comprehensive cost-reduction initiatives removed
$100 million costs over the past three years
– Streamlined legacy businesses and divested non-
core businesses
Reallocated operating costs and shifted investment to
next-gen growth products
– Expected to drive double digit top line growth in
2017 and beyond
– Must invest now in order to capture the current
window of opportunity
Our commitment to operational efficiency permits us to continue to invest in growth products while maintaining industry leading margins
Acquisitions of Veveo and Fan TV in 2014 to fuel the
growth of our cloud-based discovery solutions
Continued investment in the development of IP and
growth products such as FanTV, Cloud Platform,
Search & Recommendations, Metadata and Analytics
…helping fund growth investment initiatives

Rovi’s Customers Validate the Strategy our Board has Put
into Place
“Rovi
has been a very important partner of ours for many years. We’ve incorporated Rovi’s TV, Movie and Celebrity metadata and images across all our platforms including our X1 entertainment operating system, which is available now in our entire service area.  The X1 also allows our customers to search for their favorite celebrities and then view their pictures, their bios, and all the shows they appear in. We use Rovi’s celebrity metadata to power this feature. The coverage and quality of the poster art have a huge impact on the overall X1 customer experience.
We have been working with Rovi to ensure we have the best possible coverage and the highest quality images.”
– Rick Rioboli, SVP, Comcast Metadata Products and Search Services
Customers and Media
“[Andrew] Frank [a Gartner marketing and
media analyst] agrees that what Rovi has
developed could help major media
companies like Disney and Viacom defend
their business models on traditional
television by exposing viewers to the
hundreds of channels and thousands of
programs they might never have watched
before. Plus, he says, Rovi has “pioneered
new ways to monetize the guide” with
advertising.
– Wired, June 2014
“There’s no doubt that the TV business is moving in this
direction – more data infused – and we feel like [Rovi’s
analytics tool] is the best tool out there.”
– David Campanelli, SVP, Director of National
Broadcast, Horizon Media
“Now we are going to be using Rovi’s new metadata package,
called Rovi Music. It should provide us with deeper coverage of digital-only content and higher-quality images. We look
forward to working with Rovi for a long time to come.”
– Ian Geller, SVP, Business Development, Pandora
“Fan TV is really a paradigm shift from what’s in the
market today. It provides new ways for our customers to
discover the content we have…Fan TV’s user interface is
pretty brilliant.”
– Mike Angus, SVP and GM, Video, Time Warner Cable
“I think Rovi is making some smart investments in the field
today;
we do see Search and Discovery as a critical component
of the future Pay-TV experience, and the fact that Rovi has
bought Veveo, which I think is one of the best platforms in
this market, says a lot about their investment strategy.”
– Vivek Khemka, SVP, Product Management, DishTV

100%
80%
60%
40%
20%
0%
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$27.61
$18.20
100%
86%
14%
71%
29%
13%
75%
13%
11%
67%
22%
10%
70%
20%
10%
70%
20%
10%
70%
20%
11%
67%
22%
75%
25%
50%
50%
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Buy
Hold
Sell
Share price
Target price

3rd-party Analysts Continue to Validate the Strategy our
Board has Put into Place
Equity research constructive on Rovi’s business / investment strategy and focus on execution
Analyst recommendation and price target evolution further demonstrates support for Rovi’s story
“We believe that Rovi’s current
management has done a good job at
rationalizing the company’s product
portfolio.
Rovi’s cloud service strategy has
been to leverage its leading position in
metadata to develop several applications
which are best aggregated on an industry-
wide level rather than supported by a single
operator (e.g. listings data, search and
recommendation, device management). We
see this as a very sound strategy for growing
Rovi’s product business.”
– Brean Capital, March 2, 2015
“With most of the focus of investors on the
“Big 4” renewals in 2015/2016 (and the
incremental cash flow those could generate),
we believe management has made the
right decision to boost investment
spending in 2015 on new
products/initiatives (specifically around TV
Everywhere opportunities) that should
help drive sustainable double-digit
revenue growth in 2017+”
– B. Riley, February 20, 2015
“Rovi continues to focus on key growth
opportunities in digital media, including
discovery, display, delivery and
advertising technologies, while shedding
non-core
businesses.
With a compelling
portfolio of IP content and strong recurring
cash flows, we believe the company is well
positioned to narrow its focus on core
operations and capitalize on growing OTT
and TV Everywhere trends…In our view,
Veveo is a strong strategic fit to expand
Rovi’s search and discovery IP portfolio, while
expanding its advertising and analytics
capabilities.”
– BMO Capital Markets, February 20, 2015
Source: FactSet, Wall Street research as of April 9, 2015.
Wall Street Analysts

✓	✓	✓	✓
	✓	✓	✓	✓

(17) Segments

During the third quarter of 2014, the Company reorganized its internal financial reporting and now reports financial information for its Intellectual Property Licensing business unit and Product business unit to its chief operating decision maker. As this is the way that management internally organizes its business for assessing performance and making decisions regarding the allocation of resources to the business units, the Company will report its segment information in the same manner. In addition, the Company has certain costs which it does not allocate to its business units which it considers Corporate expenses. Segment information for the prior periods has been reclassified to conform to the current presentation.

The Company's Intellectual Property Licensing segment consists primarily of IPG patent licensing to third party guide developers such as multi-channel video service providers (cable, satellite and IPTV), consumer electronics ("CE") manufacturers, set-top box manufacturers and interactive television software and program guide providers in the online, over-the-top video and mobile phone businesses.

The Company's Product segment consists primarily of the licensing of Company-developed IPG products and services provided for multi-channel video service providers and CE manufacturers, in-guide advertising revenue, analytics revenue and revenue from licensing our Metadata. Our Product segment also includes sales of our legacy ACP, VCR Plus+, connected platform and media recognition products.

Corporate primarily includes certain general and administrative costs such as corporate management, finance, legal, human resources and related expenses such as certain corporate litigation and insurance costs.

The Company's chief operating decision maker uses an adjusted EBITDA (as defined below) measurement to evaluate the performance of, and allocate resources to, the business units. Intersegment revenues and expenses have been eliminated from segment financial information as transactions between reportable segments are excluded from the measure of segment profit and loss when reviewed by the Company's chief operating decision maker. Balance sheets of the reportable segments are not used by the chief operating decision maker to allocate resources or assess performance of the businesses.

	Year Ended December 31,		
	2014	2013	2012
Intellectual Property Licensing:			
Revenues	$ 285,158	$ 293,210	$ 275,483
Adjusted Operating Expenses (1)	59,810	57,957	59,415
Adjusted EBITDA (2)	225,348	235,253	216,068
Product:			
Revenues	257,153	244,180	250,611
Adjusted Operating Expenses (1)	197,405	186,787	194,716
Adjusted EBITDA (2)	59,748	57,393	55,895
Corporate:			
Adjusted Operating Expenses (1)	51,737	53,666	49,203
Adjusted EBITDA (2)	(51,737)	(53,666)	(49,203)
Consolidated:			
Revenues	542,311	537,390	526,094
Adjusted Operating Expenses (1)	308,952	298,410	303,334
Adjusted EBITDA (2)	233,359	238,980	222,760

Intellectual Property Licensing Segment

(in thousands)

	Year Ended December 31,			
	2014	2013	Change $	Change %
Intellectual Property Licensing Revenues:				
Service provider	$ 200,799	$ 194,324	6,475	3 %
CE	84,359	98,886	(14,527)	(15)%
Total revenue	285,158	293,210	(8,052)	(3)%
Adjusted Operating Expenses	59,810	57,957	1,853	3 %
Adjusted EBITDA	$ 225,348	$ 235,253	(9,905)	(4)%

Product Segment

(in thousands)

	Year Ended December 31,			
	2014	2013	Change $	Change %
Product Segment Revenues:				
Service provider	$ 204,877	$ 187,065	17,812	10 %
CE	22,342	27,262	(4,920)	(18)%
Other	29,934	29,853	81	— %
Total revenue	257,153	244,180	12,973	5 %
Adjusted Operating Expenses	197,405	186,787	10,618	6 %
Adjusted EBITDA	$ 59,748	$ 57,393	2,355	4 %

With direction from, and continued oversight by, the Board, the current management team has shown a deep commitment to transparency and made the following changes to increase transparency
Rovi is Committed to Transparency
Addition of segment reporting More conservative approach to guidance
Drives ownership, accountability, and alignment in
transition to business group structure
87% visibility (based on current customer contracts) to
2015 guidance
Prudent assumptions on one-time catchups
Revenue
Non-GAAP
EPS
Beat / miss versus consensus estimates
New segment disclosure
Q1’14 Q2’14 Q3’14 Q4’14

Indexed stock price performance

82%
69%
52%
52%
32%
07/18/12
02/02/13
08/20/13
03/07/14
09/22/14
04/09/15
ROVI
S&P 500
NASDAQ
2015 Proxy Comps
IP and DaaS Comps

NTM P / E[1]

Growth in multiple
177%
15.0x
12.0x
9.0x
6.0x
3.0x
–
07/18/12
02/02/13
08/20/13
03/07/14
09/22/14
04/09/15

Operating Performance Continues to Drive Rovi’s Public
Market Valuation
Rovi’s shares have increased by over 80% since new Management started the Company’s transformation
Over the same period, Rovi’s P/E multiple has increased by more than twice that amount
69%
Source: FactSet as of April 9, 2015.
2015 proxy comps include CommVault, Compuware, comScore, Concur, Conversant, Digital River, Dolby, DreamWorks, FactSet, Fortinet, Harmonic, Informatica, MicroStrategy, Monster Worldwide,
Pegasystems, Progress Software, Rocket Fuel, Splunk, TIBCO, TiVo, and WebMD.
IP and Data-as-a-Service (“DaaS”) comps include Dolby, Tessera, Technicolor SA, TiVo, RPX Corporation, Kudelski SA, Unwired Planet, Experian PLC, FactSet, Acxiom, and NeuStar
1 Based on consensus estimates for next-twelve-months EPS.

Rovi’s Management – Diverse, Committed and Properly
Incentivized
2012 2013 2014
Tom Carson
(President and
CEO)
*Dec 2011 –
Bill Corry
(EVP, WW Operations
and Services)
*Jan 2012 –
Peter Halt
(CFO, Head of IR)
*May 2012 –
Pamela Sergeeff
(EVP, General Counsel
and Corp. Secretary)
*Dec 2013 –
John Burke
(COO and EVP)
Mar 2014 –
Kathy Weidman
(SVP, GM Data)
Sept 2014 –
Samir Armaly
(EVP, IP and
Licensing)
*Jan 2012 –
Dustin
Finer
(EVP, HR)
May 2012 –
Omar Javaid
(SVP, GM
Discovery)
June 2014 –
Bob Ivins
(SVP, Business
Development)
Oct 2014 –
Sean Matthews
(EVP, Strategy
and Corp. Dev.)
Oct 2014 –
John Hoctor
(VP, GM
Analytics)
Mar 2013 –
David Longaker
(Chief  Revenue Officer)
Mar 2015 –
2011 2015
*Start dates represent start dates in current role.
Entirely new executive team and business leaders put in place beginning with Tom
Carson’s appointment in December 2011

($ in millions)
$298
$309
$330
$112
$58
$74
$54
$137
$60
$60
$52
$155
$66
$55
$54
2013
2014
2015 est.
Growth Products2
IP
Mature products3
Corporate

($ in millions)
$10
$108
Patents
veveo
FY2013
FY2014

$152
$182
$197
FY2012
FY2013
FY2014

66%
30%
12/31/2012
12/31/2014
Debt maturing prior to 12/31/17 4

Responsible Capital Allocation Strategy to Support
Long-Term Value
Non-GAAP operating costs¹
Prudent M&A strategy
1 Non-GAAP COGS, R&D and SG&A Expenses shown.
2 Growth Products include Fan TV, Cloud Platform, S&R, Metadata and Analytics.
3 Mature Products include STB guides.
4 2040 Convertible Notes accounted for based on the first put / call date which is February 2015.
Commitment to opportunistic capital returns
($ in millions)
Since 2012 we have repurchased over 25 million shares (23% of
12/31/11 shares outstanding)
As of December 31, 2014, have approximately $127 million
remaining under current program, authorization, and plan to
repurchase 5 million more shares this year
Rovi’s M&A organization has been completely rebuilt over the last few years
We are focused on acquisitions with footprint and/or technology in core strategic areas, on both the Product and IP sides
Our recent acquisitions, including Integral Reach, Veveo, Fan TV, and certain patents, have been integrated seamlessly and
position us well in key growth areas
We’ve carefully reduced spending on our mature products to fund growth in our new products and selective acquisitions to complement our organic new product strategy
Share repurchases
Improving balance sheet
Strong balance sheet with debt maturities pushed out well past
Big Four renewal dates (2019 and beyond)
Refinanced over $1.36 billion of debt since 2013
In February 2015, $287.4 million of the 2040 convertible notes were repurchased by the Company. In March 2015, the
Company issued $345 million of convertible senior notes due in
2020

4.0%
4.8%
Revenue
Non-GAAP EPS

$542
$550
$632
43%
40%
46%
2014 actual
2015 [1] est.
2016 [2] est.
Revenue
Adjusted EBITDA margin

40%
21%
36%
ROVI
2015 Proxy comps
IP and DaaS comps

Rovi’s Financial Performance is Strong and Improving
Consistently beating both consensus and guidance Accelerating growth and expanding margins
Rovi’s investment in growth has not inhibited our achievement of best-in-class profit margins
CY2015E Adjusted EBITDA margin
We have taken over $100 million in
cost out of mature products and
corporate overhead since 2011
Our ongoing focus on our cost has
allowed us to absorb two acquisitions,
Veveo and Fanhattan in 2014 without
meaningfully increasing our cost
structure
Even with increased product
investment in ’15, Adjusted EBITDA
margins are expected to be higher
than peers; the additional investment
is also expected to drive increased
margins in ’16 and beyond
($ in millions)
We expect double-digit
revenue growth in 2016
on the Big Four
renewals and double-
digit revenue growth in
2017 on a full year of
revenues from Comcast
and Dish as well as
increasing product
revenues and second
screen licenses for our
pay-TV licensees 3
Median % beat versus analyst estimates, past four quarters
Improving execution
and prudent planning
assumptions helped us
exceed analyst
estimates in each of the
last four quarters and
achieve results in line
with the high end of our
2014 estimates
Souce: Company filings, FactSet.
2015 proxy comps include CommVault, comScore, Dolby, DreamWorks, FactSet, Fortinet, Harmonic, Informatica, MicroStrategy, Monster Worldwide, Pegasystems, Progress Software, Rocket Fuel,
Splunk, TiVo, and WebMD. Excludes Compuware, Concur, Conversant, Digital River, and TIBCO, as they were acquired in 2014.
IP and Data-as-a-Service (“DaaS”) comps include Dolby, Tessera, Technicolor SA, TiVo, RPX Corporation, Kudelski SA, Unwired Planet, Experian PLC, FactSet, Acxiom, and NeuStar
1 2015 est. based on mid-point of management estimates.
2 2016 est. as per IBES consensus estimates.
3 Double-digit revenue growth in 2016 is measured from $550 million, the mid-point of management estimates of 2015 revenue. Double-digit revenue growth in 2017 is measured from management’s estimate of 2016 revenue.

Positioned for sustainable double digit revenue growth

Execution of our Strategy Will Create Significant Value for
Stockholders
We believe now is NOT the time to disrupt Rovi’s strategy or customers
Realigned product portfolio
Reduced costs and restructured organization
New management team and business leaders
Improved business and financial
performance
Product investment realigned toward
accelerating growth
Consistent return of capital to stockholders
Our foundation is in place Early innings of executing our strategy
Expand IP
internationally
Investment to expand and develop our portfolio
of leading next-gen products
Protect mature
businesses while
reducing costs
Selective M&A to
enhance Product
and IP suites
Second
screen /
mobile
use-
case
Big Four
renewals

Our Board Members Represent a Depth of Substantial
Experience and Senior Leadership
Andy Ludwick
(Chairman)
(2006)
James Meyer
(1997)
Alan Earhart
(2008)
James O’Shaughnessy
(2004)
Ruthann Quindlen
(2004)
Steve Lucas
(2015)
Tom Carson
(President and CEO)
(2011)
Director at Zebra Technologies
Previously, CEO of Bay Networks and
founder, President and CEO of SynOptics
Communications
Served as President-North American
Interactive Program Guide at Gemstar
Previously, EVP-Global Sales & Marketing
Services, and EVP-Patents and Licensing, at
Thomson
Director at Brocade Communications Systems
and NetApp
Previously a Partner at PWC
Venture Advisor at Stanford Research Institute
Former General Partner at Institutional Venture
Partners
Previously, Managing Director at Alex Brown
CEO of SiriusXM
Previously, COO at Thomson Consumer
Electronics
Former Chief IP Officer at HarQuen
Previously, Chief IP Counsel & VP at
Rockwell Automation, and Partner at Foley &
Lardner LLP
Global President of SAP’s Platform Solutions
Has held several senior executive roles at
SAP since 2009
Previously, SVP of Force.com, a Salesforce
property
Recently appointed
The Board is well balanced with a depth of industry experience across technology, media and finance
The Board has demonstrated its willingness and ability to bring fresh perspectives, by supporting a series of deliberate actions to reposition the Company in an evolving landscape
Appointed Steven Lucas, a director with advanced analytics experience, in March 2015, expanding the Board from six to seven directors and adding key strategic expertise
–
Retained a professional search firm to find another director with significant Service Provider experience and contacts
Commitment to sound governance that advances Rovi’s growth strategy while serving the interest of all stockholders
We believe Engaged’s attempt to replace three incumbent directors would disrupt our current momentum and greatly diminish the talent and experience of the Board

✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
	✓	✓	✓	✓	✓	✓	✓	✓		✓		✓	✓	
	✓		✓		✓				✓	✓	✓	✓	✓	
	✓		✓			✓	✓	✓			✓	✓	✓	✓
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
			✓	✓					✓	✓	✓	✓	✓	
	✓		✓	✓	✓	✓			✓	✓	✓	✓	✓	✓

Rovi has a Well Balanced, Independent Board with the
Right Mix of Skills and Expertise
Functional expertise: Board member had job-specific roles in these areas, spent significant time involved in these areas even if it wasn't a direct job, or received educational training
Industry experience: Board member either worked directly in those industries, or spent significant time associated with the industries
Corp. leadership Functional Expertise Industry Experience
Name
Outside
board exp. CEO Executive
IP and
Licensing
Finance /
Accounting
Strategy
and M&A Operations
Sales and
Marketing
Media and
Entertain.
Service
Provider
Consumer
Electronics
Tech. and
Infrastructure Data Analytics
Thomas Carson
(CEO)
Andrew K. Ludwick
(Chairman)
Alan L. Earhart
(Director)
N. Steven Lucas
(Director)
James E. Meyer
(Director)
James P. O'Shaughnessy
(Director)
Ruthann Quindlen
(Director)

Board tenure (years)

Rovi average tenure (years) 8.3
Proxy peer average (years) 8.3
S&P 1500 average tenure (years) 10.8
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
–
14.0
13.0
11.4
11.2
10.8
8.7
8.3
8.3
8.0
7.9
7.4
7.4
7.0
6.6
6.3
5.8
4.9
4.9
8.3 years
5.4 years
PEGA CVLT MSTR FDS S&P 1500 PRGS HLIT ROVI INFA MWW SCOR FTNT WBMD DWA DLB TIVO SPLK FUEL
Board tenure
Proxy peer average
Adjusted average[1]

1-Year TSR (%)

80%
60%
40%
20%
–
(20%)
(40%)
(60%)
(80%)
(100%)
(15%)
(31%)
31%
31%
11%
5%
(5%)
15%
(8%)
(35%)
62%
60%
0%
(37%)
12%
(10%)
(14%)
(74%)
PEGA CVLT MSTR FDS S&P 1500 PRGS HLIT ROVI INFA MWW SCOR FTNT WBMD DWA DLB TIVO SPLK FUEL

Rovi’s average director tenure is below the S&P average
Board tenure and TSR are not correlated
–
Rovi focuses on having the right Director skill-sets and experiences for its strategy
–
Our Board has overseen a material improvement in Rovi’s TSR, and our Board augmentation process positions us to continue this trend
3 new directors added over the past six years, including recently appointed Steve Lucas who will be voted on at the 2015 Annual Meeting

Rovi’s Board is Seasoned and is Evolving to Fit the
Business’ Needs
Source: FactSet.
Note: TSR calculated as of December 31, 2014. 2015 proxy peers shown.
1 Represents Rovi Board average tenure since the formation of the post-Macrovision / Gemstar entity. Under this calculation, Andrew Ludwick, James Meyer, James O’Shaughnessy
and Ruthann Quindlen have tenures of 7 years each.
S&P mean tenure of 11 years, 28% greater than Rovi’s TSR not correlated to tenure; Rovi compares favorably

$649.2
$285.8
$193.7
$131.2
$129.8
$90.9
$73.1
$55.4
$38.3
$14.2
$13.7
$10.6
$10.0
$8.8
$1.9
–
Peer median: $55.4
5.2x

	SPLK	WBMD	DLB	FDS	INFA	CVLT	MSTR	SCOR	FTNT	TIVO	DWA	ROVI	PEGA	PRGS	HLIT	MWW
Market cap ($B)	$7.8	$1.6	$4.1	$6.6	$4.8	$2.0	$2.0	$1.7	$5.8	$1.0	$1.9	$2.0	$1.6	$1.4	$0.7	$0.6
Sales as a % of Market cap	8.3%	18.1%	4.8%	2.0%	2.7%	4.5%	3.7%	3.3%	0.7%	1.4%	0.7%	0.5%	0.6%	0.6%	0.3%	–

Insider sales compared to proxy peers
Total insider sales (2012-2014, $MM)

Significantly Lower Insider Sales than Peers Shows
Board/Management Confidence
Source: Company filings and FactSet.
Note: Compuware (sold), Concur, (sold), Digital River (sold), Rocket Fuel (IPO), and TIBCO Software (sold) are excluded from the analysis.
All current Board members own meaningful amounts of Rovi’s stock, 72% of director compensation was stock-based in 2014

2012 CEO comp[1]
$ millions
$0 $5 $10 $15 $20
CPWR $16
WBMD $15
CNVR $13
TIBX $11
ROVI $11
CVLT $8
CNQR $8
SCOR $7
DLB $7
TIVO $7
INFA $6
DWA $5
FUEL $4
MSTR $3
FDS $3
FTNT $2
HLIT $2
MWW $1
SPLK $1
PEGA $1
DRIV <$1
PRGS <$1
Peer median: $5
2012 1-year TSR[2]
(150%) (50%) 50% 150%
CNQR 98%
CVLT 24%
DLB 19%
CNVR 19%
TIVO 7%
FDS 6%
HLIT 1%
DWA (0%)
PRGS (1%)
FTNT (4%)
DRIV (4%)
TIBX (9%)
MSTR (14%)
INFA (18%)
CPWR (20%)
PEGA (23%)
MWW (29%)
SCOR (35%)
ROVI (37%)
WBMD (62%)
Peer median: (4%)
2013 CEO comp[1]
$ millions
$0 $5 $10 $15 $20
MWW $15
DWA $13
PRGS $13
TIVO $12
WBMD $11
CVLT $9
TIBX $8
DLB $7
MSTR $7
DRIV $7
ROVI $6
INFA $6
CNQR $3
FDS $2
FTNT $2
HLIT $2
SCOR $2
FUEL $2
CPWR $2
CNVR $1
SPLK $1
PEGA $1
Peer median: $6
2013 1-year TSR[2]
(100%) – 100% 200%
WBMD 175%
PEGA 118%
DWA 114%
SCOR 108%
CVLT 65%
CNQR 50%
HLIT 46%
INFA 37%
CPWR 36%
MSTR 33%
PRGS 31%
TIVO 29%
DRIV 28%
ROVI 28%
MWW 27%
CNVR 20%
DLB 19%
FDS 12%
TIBX (4%)
FTNT (9%)
Peer Median: 33%
2014 CEO comp[1]
$ millions
$0 $10 $20 $30
MSTR $24
SPLK $17
CVLT $13
TIVO $11
ROVI $7
DLB $7
PRGS $3
FDS $2
PEGA $1
Peer median: $9
2014 1-year TSR[2]
(150%) (50%) 50% 150%
SPLK 134%
SCOR 62%
FTNT 60%
MSTR 31%
FDS 25%
DLB 21%
ROVI 15%
WBMD 0%
PRGS (2%)
HLIT (5%)
TIVO (7%)
INFA (8%)
PEGA (15%)
CVLT (21%)
MWW (35%)
DWA (37%)
FUEL (74%)
Peer median: (4%)

Rovi Has Shown a Deep Commitment to Improving its
Executive Compensation Structure
Source: ISS, FactSet, and company filings.
Note: Includes Rovi’s 2015 proxy peers as of April 13,2015. Peer  group for 2014 compensation and TSR excludes TIBCO Software (sold), Conversant (sold), Compuware (sold), Concur (sold), and
Digital River (sold). Rocket Fuel and Splunk excluded from 2012 and 2013 TSR peers because they were not publicly traded at the start of the fiscal periods.
1 Total CEO compensation for each company’s 2012 and 2013 fiscal years pulled from latest ISS proxy reports. 2014 CEO compensation pulled from company proxy statements where available.
21
-yr TSR as of the last day of the company’s fiscal year end month, pulled from FactSet.
CEO compensation and TSR over time

Rovi has Redesigned its Executive Compensation Plan to
Incorporate Investor Concerns and Feedback
Rovi designed its compensation plan to attract and retain the key talent needed to provide continuity and stability during a critical time for its business transformation
Because of the Company’s transitioning strategy, the performance-based awards did not have a true long-term performance element
As such, last year’s “say-on-pay” vote on executive compensation failed to pass at our 2014 Annual Meeting
Historical executive compensation structure
Go-forward executive compensation approach
As a result, our CEO pay in 2014 was reduced by 26% from the prior year while 1-year TSR was 15%
Our historical executive compensation structure was designed to retain key talent during our business transformation
During this transition, we have sought stockholder input and made changes to our plan, including the introduction of performance based RSUs, revised vesting, reintroducing stock options and adopting a claw-back policy
Now with our strategy set, we have focused on an executive compensation structure that aligns with long-term performance with input from many of our stockholders as well as proxy advisors
Continued engagement with investors to formulate a plan that addressed their opinions of how to align long-term performance with the compensation structure
Made fundamental changes to the 2015 compensation plan based on feedback from both investors and proxy advisors subsequently
The current compensation plan more closely aligns pay with performance and has a balanced mix of short and long-term incentive components, along with a claw back policy
More specifically, Rovi has:
– Established rigorous incentive goals for TSR, revenue and operating income;
– Incorporated relative 3-year TSR, revenue growth and margin targets;
– Eliminated discretionary bonuses and aligned CEO pay with our peers; and
– Refined our peer set to reflect the change to our business after divestitures in 2014 and to include companies closer to our current size

Our Opinion: Engaged Capital’s Criticisms Are Unfounded
and Outdated
The truth about Rovi
Engaged’s criticisms are primarily focused on the period before the Board brought in new management and realigned the business around a cohesive strategy that has resonated with investors
Engaged claim
Rovi’s stock has
underperformed
Since 2012, Rovi’s share price has outperformed important market indices and peer groups based upon the continued execution of our strategy
There is no reason to believe that replacing our Board will do anything other than disrupt this momentum before our full valuation potential is achieved
Rovi should be not be
pursuing M&A given its
poor track record, and
should instead return
capital to stockholders
Our new management team has implemented a rigorous framework for evaluating strategic opportunities
Disciplined acquisitions such as Veveo, Fan TV and Integral Reach, are a key component of our growth strategy. Ceasing to pursue these complementary acquisitions slows the development of our new product suite and negatively affects our long-term growth prospects
We are committed to returning capital to stockholders, having repurchased ~$530MM (or 23% of shares outstanding) since 2012, compared to ~$138MM spent on acquisitions
Rovi’s new product
launches have been
unsuccessful, and it
should not invest more in
speculative new areas
Our products are gaining demonstrable tractions with key customers including Tier 1 operators such as
Advance Search at Dish Network, Fan TV Connected Guide at Time Warner Cable, and Advanced Metadata
at Comcast
Analytics is an incredibly important area and we are at the precipice of our opportunity with significant investment made already; abandoning the past two years of investment would destroy our early progress and threaten the viability of our platform
Rovi’s Board needs new
directors to offer a fresh
perspective
Our Board has not only shown the willingness to change and adapt to new industry dynamics, but has in fact delivered, as shown by the Company’s strategic plan and recent appointment of director Steve Lucas, an expert in the growing analytics space, to the Board
Replacing Rovi’s current directors, we believe, will interrupt the progress that Company has made toward executing on its strategic plan and disturb the management’s team focus in a crucial period for the Company
Rovi has an inflated cost
structure, driven by
failings in the Company’s
product strategy
Our current management team has actively reduced over $100 million in costs and enhanced operational efficiency by rationalizing mature products and divesting a number of non-core businesses, bringing
Adjusted EBITDA margins to 43% for 2014, well above both industry and proxy peers
Our current spending levels support both our current product suite and next-gen products that drive our growth
1
2
3
4
5
Claim #

Our Board Augmentation Process
Following the Board’s strategic review, decision was made to augment the Board’s membership with additional competencies in core strategic areas
Seek to add candidates that complement the existing Board with high caliber experience and demonstrated success
– Substantial experience and high-level contacts in the Service Provider arena in which we operate
– Advanced data and analytics expertise
Retained leading independent executive recruiting firm, Howard Fisher Associates, to conduct a thorough search and evaluation process for candidates that fit our criteria
Our search process
Thoroughly reviewed a broad range of highly qualified candidates and sought input from a number of our stockholders
Identified Steven Lucas as an exceptional candidate with the appropriate strategic expertise in advanced analytics
Announced the appointment of Steven Lucas to the Board in March 2015
Appointment of leading executive with advanced data and analytics expertise
Continuing to actively search for an executive with significant value-added Service Provider experience and contacts

$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
Rovi stock price
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
Engaged Position in Rovi
04/12/13
07/11/13
10/09/13
01/07/14
04/07/14
07/06/14
10/04/14
01/02/15

Our Opinion: Engaged’s Actions are not Consistent with
Those of a Long-term Stockholder
Source: FactSet, Engaged preliminary proxy.
Note: Market data as of April 9, 2015.
Share price
Shares owned by
Engaged (right axis)
Share purchases Share sales
Engaged has executed a number of advantageous trades in Rovi stock while in continuous dialog with the Company’s management and Board on a variety of issues
04/09/15
Current Engaged
ownership = 0.6%
(550,000 shares)
11/26/13: Letter from
Engaged applauds
formation of strategy
committee and expresses
support for the Board’s
engagement with
management on strategy
6/2/14: Letter from Engaged
suggests improvements to our
executive compensation plan;
most of which was implemented
in 2015 executive compensation
plan
February and March 2014:
Engaged Capital met with Peter
Halt (2/19/14) and Tom Carson
(3/19/14). Engaged sold 178k
shares or 26% of its position in
Rovi over the period from 3/4/14
to 3/19/14
12/29/14: Engaged delivers
letter to Rovi nominating 4
candidates to election to the
board. Engaged sold 75k
shares or 14% of its
position over the next
month
10/9/13: Letter from Engaged
praises “sign of good
governance” and “engaged
Board” in describing the Board’s
involvement in capital allocation
process and go-forward strategy

Our Attempts to Settle with Engaged
As part of our commitment to a constructive dialog with stockholders, we have maintained candid communication with
Engaged Capital before and during its proxy campaign
For the benefit of our stockholders, Rovi's objective continues to be to resolve this matter as expeditiously and with as little distraction and expense as possible
As a result, Rovi made what we believe to be a reasonable, good faith effort to reach a settlement with Engaged
Capital
Between March 20 and April 7, 2015, Rovi and its representatives had direct discussions with Engaged Capital about each party's priorities and concerns in such an arrangement
On April 8, 2015, Rovi submitted a proposed resolution of the matter to Engaged Capital
On April 9, 2015, after limited discussion with Rovi, Engaged Capital rejected our proposal

Engaged’s Nominees
Name Companies Joined Board Exited Board Market cap ($MM) Return Alpha
David Lockwood EnergySolutions 11/03/10 05/24/13 $415 (12%) (49%)
Unwired Planet (see page 37)
01/16/13 11/03/14 163 (19%) (56%)
Steinway Musical 01/31/08 08/14/13 217 63% 41%
BigBand Networks 07/29/10 10/11/11 211
(28%) (36%)
Liberate Technologies 06/09/03 01/10/05 279
(11%) (33%)
Intertrust Technologies 10/09/00 11/13/02 569 (35%) 2%
Raghu Rau Aviat Networks 11/09/10 01/11/15 250 (68%) (136%)
SeaChange International 07/15/10 10/20/14 283 (20%) (94%)
MicroTune 05/20/10 09/08/10 126 26% 24%
Glenn Welling Jamba 01/13/15 Current 280 (0%) (4%)
Average $279 (10%) (34%)
Source: FactSet as of April 9, 2015, Company filings.
1 Market cap based on date joined Board.
2 Return on stock (including reinvested dividends) against the S&P 500 during Board tenure.
3 Remains on Board following take-private.
4 Acquired by Paulson on 8/14/13  at a 31% premium.
5 Acquired by Zoran on 9/8/10, at a 18% premium.
1
Engaged Capital nominees public company Board experience
2
4
5
Engaged’s nominees have Board experience with companies that had an average market capitalization of $279MM
1
Only one nominee currently sits on public company boards
The average return (S&P adjusted) while these nominees participated as board members of these public companies was negative (34%)
3

Third-parties Have Questioned the Quality of Engaged
Capital’s Nominees
“We see significant value in
ROVI, but do not believe cost-
cutting and accelerated
buybacks are appropriate
strategies at the moment.
Consequently, we believe
investors should vote
against Engaged Capital's
board nominees.”
– Pacific Crest Securities,
March 12, 2015
“‘If I was doing ROVI’s IR I’d be
sending out a letter to shareholders
highlighting the gift of future
economic value and the veto on
change in control’ at Unwired Planet,
a market observer said. ‘And saying
we don’t think ROVI’s
shareholders want to enjoy the
same success as [Unwired Planet]
shareholders.’”
– The Patent Investor, April 3,
2015 1
“Engaged Capital's board nominees have certainly had some business successes, but the most recent track records in the businesses closest to
Rovi are far from
exceptional.
This raises the risk that the board members
would effect strategies that would favor near-term cash flow at the expense of a longterm sustainable business.”
– Pacific Crest Securities, March 12, 2015
Significant missteps during prior directorships call into question for us and others the Engaged nominees’
ability to add value to the Rovi Board of Directors
“Vachon has been chairman of Unwired Planet Inc. (UPIP) since July 2013 and Lockwood is a former Unwired Planet director. During Vachon and
Lockwood’s stewardship of Unwired Planet, the company’s stock went from about $2 in July 2013 to 56 cents today.
The directors also oversaw Unwired Planet’s acquisition of a portfolio of patents from Ericsson that calls for Ericsson to be paid up to 70% of revenue from future licensing agreements. The deal also effectively gives Ericsson a veto over a change of control. Given contingency fees owed to attorneys on infringement claims the deal makes it next to impossible for Unwired Planet to ever earn any money monetizing its patents.”
– The Patent Investor, April 3, 2015 1
“An analyst, who requested anonymity because he didn’t want to be seen criticizing Engaged Capital and risk losing it as a potential client, said that
Rau’s experience at SeaChange International wasn’t much better than Vachon and Lockwood’s at Unwired
Planet.”
– The Patent Investor, April 3, 2015 1
“One analyst, who
requested anonymity, said
Engaged Capital’s view
of ROVI’s IP assets
suggests the investment
manager hasn’t done
enough due diligence on
ROVI. ”
– The Patent Investor,
April 3, 2015 1
1 ”Engaged Capital’s slate of nominees to ROVI board said to have poor track record,” Dan Lonkevich, The Patent
Investor,
April 3, 2015.
Mark Argento, an analyst at Lake
Street Capital…previously said that
the Ericsson deal was prohibitive to
Unwired Planet being able to
monetize its IP
assets…
Although
Unwired Planet has a lot more assets
to monetize, the terms of the Ericsson
deal are such that no third party is
willing to partner with them, he has
said.
– The Patent Investor, April 3, 2015 1

Case Study: Engaged Capital’s Campaign at Abercrombie
Since a disruptive public campaign which caused a majority change of the board, Abercrombie has underperformed the S&P 500 by over 50%
Nov-13 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Feb-15 Apr-15

Abercrombie & Fitch Co. S&P 500
4/30/14: Abercrombie and Engaged
announce a settlement under which
four incumbent directors are
replaced by four independent
nominees, for a total of seven new
directors on the Board (of 12)
(51%)
Source: FactSet, news runs and company filings.
Note: Market data as of April 9, 2015.
12/3/13: Engaged
Capital, a 0.5% holder,
issues a press release
publicly calling on
Abercrombie to replace
CEO Michael Jeffries
and explore a buyout
2/20/14: Engaged
nominates five
candidates to the
now 12-seat board
1/28/14: Abercrombie
separates the Chairman and
CEO positions, and adds
three independent directors
12/9/14: Abercrombie
CEO Jeffries steps down
11%
(40%)
Since Engaged appointment, ANF:
Lost its CEO, who has yet to be replaced
Showed huge declines in same store sales
and international sales in Q4’14
Missed revenue estimates for Q4’14 and
declined to provide guidance – shares fell
15% on day of announcement

Case Study: Engaged Nominee’s Stewardship of Unwired
Planet
One of Engaged’s nominees, David Lockwood served as a Board member at Unwired Planet (“UPIP”), an intellectual property licensing company
–
During his tenure, UPIP’s stock price lost nearly 20%
–
Unwired Planet’s current market capitalization is $67MM
In January 2013, UPIP entered into transaction to manage ~10% of Ericsson’s IP patents; the transaction closed during Lockwood’s Board tenure
–
Deal’s structure made it nearly impossible for UPIP to monetize its patent portfolio (70% gross revenues to Ericsson)
–
Hindered UPIP’s ability to acquire and monetize additional patents
–
Discouraged third parties from partnering with UPIP
Prohibitive structure of the deal required renegotiation less than two years later to permit UPIP to acquire additional patents
–
Increase of $1BN in change of control make-whole payment to Ericsson to $2BN
–
UPIP agreed to spend $50MM to improve monetization of the portfolio
During Lockwood’s tenure at Unwired Planet, there had been minimal progress on monetization of the Company’s patent portfolio
16-Jan-13 27-Jun-13 6-Dec-13 16-May-14 28-Oct-14 9-Apr-15
(80%)
(60%)
(40%)
(20%)
0%
20%
40%
60%
Unwired Planet S&P 500
(67%)
42%
Sustained decline in Unwired Planet’s stock price since David Lockwood joined its Board (January 16, 2013)
Source: FactSet, Company filings, ”Engaged Capital’s slate of nominees to ROVI board said to have poor track record,”
Dan Lonkevich, The Patent Investor, April 3, 2015.
Situation overview
2/10/13: Closes
Ericsson patent deal
11/3/14: Mr.
Lockwood exits
UPIP Board
9/12/14: Files
2nd
amendment to original deal terms,
which includes an increase in the change of control
payment to Ericsson from $1.05bn to $2bn
3/27/14: Announces
Board changes
12/12/14: Receives a negative
ruling in its case against Google
1/10/13: UPIP
announces acquisition
of 2,185 Ericsson
patents
10/31/13: Misses Q3
2013 earnings
consensus estimates
(109%)

In Closing
Rovi has reoriented its business and strategy, from the top down, augmented its Board, and installed best practices of governance and incentives
Rovi has made significant progress and delivered tangible stockholder value since we implemented our new strategy
Today, Rovi is positioned for sustainable, profitable growth due to its legacy of innovation and the strategy we have in place
Rovi requires seasoned leadership and sound execution to achieve the opportunity before us
Rovi's successes – recent and future – are made possible by the decisive actions of our Board
Engaged – neither a large nor long-term holder of Rovi's shares – is, in our opinion, chasing speculative, near-term gain at the expense of sustainable, long-term value that this Board and management wish to deliver to all of its stockholders
Now is the time to capitalize on our strong position and achieve what Rovi has been investing toward;
we believe an abrupt change of leadership or strategy will needlessly jeopardize that outcome
We ask you to vote your BLUE Proxy card to enable your Rovi leadership team to deliver the value you have earned
Don’t let Engaged derail our progress at stockholders’ expense

Appendix

GAAP to Non-GAAP Financial Reconciliations
2014 2013 2012 2011
GAAP Total operating costs and expenses 458,601 $    454,057 $    461,661 $    486,951 $
Equity-based compensation (42,017)        (54,661)        (56,554)        (54,224)
Transaction, transition and integration costs (3,966)          (2,160)          (2,743)          (19,041)
Reduction of contingent consideration liability for Veveo acquisition 2,700           -                    -                    -
Amortization of intangible assets (77,887)        (74,413)        (74,337)        (77,145)
Restructuring and asset impairment charges (10,939)        (7,638)          (4,737)          (20,462)
Depreciation (17,540)        (16,775)        (19,956)        (18,747)
Non-GAAP Operating cost 308,952 $    298,410 $    303,334 $    297,332 $
($ in thousands)

GAAP to Non-GAAP Financial Reconciliations
Year Ended
December 31,
2014
GAAP Operating income 83,710 $
Equity-based compensation 42,017
Transaction, transition and integration costs 3,966
Reduction of contingent consideration liability for Veveo acquisition (2,700)
Depreciation 17,540
Amortization of intangible assets 77,887
Restructuring and asset impairment charges 10,939
Adjusted EBITDA 233,359 $
Adjusted EBITDA Margin 43%
($ in thousands)

Long-Term Target Model
Significant growth opportunity in FY 2016 around key renewals
Long-term growth driven by industry trends, new licenses and Discovery, Data and Analytics products
High Adjusted EBITDA margins, minimal variable costs and non-capital intensive business model
Long technology lifecycles/high ROI
Long-term revenue growth and margin expansion
2014A 2015E % of Revenue Growth
Revenue 100% 100% 100% 10%+
Non-GAAP operating costs 57% 59%-61% 50%-54%
Adjusted EBITDA Margin 43% 39%-41% 46%-50% 15%-20%
Long-Term Targets Non-GAAP